FIRST AMENDMENT TO LEASE



     THIS AMENDMENT TO LEASE made this 14th day of July, 1995, by and between H.G. & ELIZABETH M. PATILLO, First Party, hereinafter referred to as "Lessor," and SOUTHERN ELECTRONICS DISTRIBUTORS, INC., Second Party, hereinafter referred to as "Lessee;"

                            WITNESSETH
     WHEREAS, Lessor and Lessee have previously entered into a Lease dated November 6, 1992, covering the 98,854 square foot space located at 4775 North Royal Atlanta Drive, Tucker, Georgia 30084, the term of said Lease having commenced on February 1, 1993; and
     WHEREAS, the Lease was for an initial term of three (3) years with the Lease scheduled to terminate January 31, 1996; and
     WHEREAS, both parties are desirous of extending the term of said Lease for three (3) years past said expiration of January 31, 1996.
     NOW, THEREFORE, in consideration of the mutual covenants and conditions herein, acknowledged by both parties to be adequate and sufficient, the parties hereto agree as follows:
     1.   The term of the Lease shall be extended to run for an additional three (3) year term from February 1, 1996 through January 31, 1999.
     2. Lessee shall pay to Lessor as rental for this three (3) year extension, promptly on the first day of each month in advance without demand during the term of this Lease extension, a monthly rental as follows:
          February 1, 1996 through January 31, 1998   $21,830.00 per month
          February 1, 1998 through January 31, 1999   $22,654.00 per month
     3.   Option to Extend
          Lessee shall have the option to extend this Lease for one additional one-year term commencing February 1, 1999 at $23,478.00 per month under the same terms and conditions provided Lessee has fulfilled in a timely manner all of the terms and conditions of this Lease. Notice of Lessee's intent to exercise this option must be received by July 31, 1998 if this option is to be exercised.
     Furthermore, Lessee shall have a second extension option to extend this Lease for one additional one-year term commencing at the expiration of the first extension option at a rental of $23,478.00 per month under the same terms and conditions provided Lessee has fulfilled in a timely manner all of the terms and conditions of the Lease. Notice of Lessee's intent to exercise this option must be received by July 31, 1999.
     4. Except as expressly amended herein, the Lease is in all respects ratified and confirmed and all the covenants, agreements, terms, provisions and conditions thereof shall be and remain in full force and effect.
     IN WITNESS WHEREOF, Lessor and Lessee have duly executed this Amendment to Lease as of the day and year first above written.

                              H.G. PATILLO

                              BY

                              ELIZABETH M. PATILLO

                              BY

                                             LESSEE

Signed, sealed and delivered
in the presence of:


Witness


                              SOUTHERN ELECTRONICS DISTRIBUTORS, INC.
                              (SEAL)

                              BY

                                             LESSOR

Signed, sealed and delivered
in the presence of:


Witness